Prepaid Expenses and Other Assets - Schedule of Prepayment and Other Current Assets (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Prepayment and Other Current Assets [Abstract]
Prepayment	$ 1,628,234	$ 2,011,079
Advance to suppliers	3,356,379	2,881,581
Deposits	1,265,338	1,159,683
Other receivables	770,348	929,530
Less: Allowance for expected credit losses	(1,619,003)	(150,000)
Exchange rate difference		1,684
Total prepayment and other current assets	$ 5,401,296	$ 6,833,557